Exhibit 99.1

STELLAR ACQUISITION III INC. ANNOUNCES INCREASE IN MONTHLY CONTRIBUTION AMOUNT TO TRUST ACCOUNT POST-EXTENSION APPROVAL AND SHORTENING OF EXTENSION DATE TO AUGUST 24, 2018

ATHENS, Greece May 14, 2018 – (GLOBE NEWSWIRE) – Stellar Acquisition III Inc. (NASDAQ: STLR) (the “Company” or “Stellar”) today announced that with respect to its special meeting of stockholders to be held on May 22, 2018, the Company is shortening the extended date by which the Company has to complete its initial business combination from November 26, 2018 to August 24, 2018 (the “Extension”). In addition, the Company announced that it has been advised by Astra Maritime Corp., Dominium Investments Inc., Magellan Investments Corp. and Firmus Investments Inc. (collectively, the “Sponsor”), that the Sponsor has agreed to increase the amount being loaned to Stellar from $0.02 to $0.035 per month for each public share that is not redeemed by its shareholders (the “Contribution”) in connection with the special meeting. Upon receipt of the Contribution, the Company will deposit such funds into its trust account, which will increase the pro rata portion of the funds available in the trust account in the event of the consummation of the Company’s initial business combination or liquidation from approximately $10.38 per share to up to approximately $10.48 per share. The Contribution is conditioned upon the implementation of the Extension.

Additional information relating to the Contribution, the Extension and related matters can be found in the definitive proxy statement filed by Stellar with the U.S. Securities and Exchange Commission (the “SEC”) on May 4, 2018 and the supplement to the definitive proxy statement filed by Stellar with the SEC on May 11, 2018.

About Stellar

Stellar is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of effecting a merger, asset acquisition or other business combination with one or more businesses or entities. Stellar’s units, shares of common stock and warrants are currently listed on the Nasdaq Capital Market under the symbols “STLRU,” “STLR” and “STLRW, respectively. On February 28, 2018, Stellar announced it had entered into definitive agreements to combine with Phunware and enter the mobile cloud software and blockchain sectors (the “Merger Agreement”). Phunware’s investor base includes several prominent strategic investors/partners and has a large and diversified customer base including numerous Fortune 5000 companies. For further information about the Merger Agreement, please refer to Stellar’s SEC filings.

Additional Information

Stellar has filed with the SEC a definitive proxy statement in connection with the Extension and other matters and, beginning on May 4, 2018, mailed the definitive proxy statement and other relevant documents to Stellar’s shareholders as of the April 30, 2018 record date for the special meeting. Stellar’s shareholders and other interested persons are advised to read the definitive proxy statement and any other relevant documents (including the supplement to the definitive proxy statement, dated May 11, 2018) that have been or will be filed with the SEC in connection with Stellar’s solicitation of proxies for the special meeting because these documents will contain important information about Stellar, the Contribution, the Extension and related matters. Stockholders may also obtain a free copy of the definitive proxy statement, as well as other relevant documents that have been or will be filed with the SEC (including the supplement to the definitive proxy statement, dated May 11, 2018), without charge, at the SEC’s website located at www.sec.gov or by directing a request to Advantage Proxy at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com.

Participants in the Solicitation

Stellar and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from Stellar’s shareholders in respect of the Extension. Information regarding Stellar’s directors and executive officers is available in its annual report on Form 10-K filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests are contained in the registration statement relating to the Merger Agreement.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements in this release and in presentations by Stellar’s management relating to the matters described herein are or may constitute “forward-looking statements.” Words such as “believe,” “expect,” “anticipate,” “project,” “target,” “optimistic,” “intend,” “aim,” “will”, “may” and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements relating to the proposed transaction with Phunware and the SEC registration statement and proxy voting process (as well as the combined company's post-closing activities) include, but are not limited to: (i) statements about the benefits of the transaction involving Stellar and Phunware, including future financial and operating results; (ii) Stellar’s and Phunware’s plans, objectives, expectations and intentions (including with respect to the future Token Generation Event (“TGE”) and the use of proceeds from Stellar’s trust account); (iii) the expected timing of completion of the Extension, the transaction and the SEC registration statement and proxy voting process; and (iv) other statements relating to the Extension, the transaction, the SEC registration statement and proxy voting process and the combined company’s post-closing activities that are not historical facts. Forward-looking statements involve estimates, expectations and projections and, as a result, are subject to risks and uncertainties. Actual results could differ materially if not substantially from those described in the forward-looking statements.

Important risks and other factors could cause actual results to differ materially from those indicated by such forward-looking statements.Such risks and uncertainties include the risks associated with Stellar’s proxy voting process, including uncertainty regarding the number of Stellar shareholders who may request redemption. With respect to the transaction, the SEC registration statement and proxy voting process and the combined company’s post-closing activities, such risks and uncertainties include, among many others: (i) the risks associated with Stellar’s SEC registration statement and proxy voting process, including uncertainty regarding the number of Stellar shareholders who may request redemption and whether Phunware shareholders will approve the transaction; (ii) the risk that the benefits to Stellar and its shareholders anticipated from transaction may not be fully realized or may take longer to realize than expected; (iii) the risk that any projections, including earnings, revenues, expenses, synergies, margins or any other financial items are not realized, (iv) the risks associated with concentration of Phunware’s business with certain customers; (v) the potential for reductions in industry profit margins due to, among other factors, declining service revenues; (vi) the inability of the post-closing combined company to expand and diversify the business of Phunware; (vii) changing interpretations of generally accepted accounting principles in the U.S.; (viii) the combined company’s continued compliance with government regulations; changing legislation and regulatory environments; (ix) the ability of the post-closing company to meet Nasdaq’s continued listing standards; (x) the potential for lower return on investment by Phunware’s expected TGE; (xi) the inability of Phunware to manage growth; (xii) requirements or changes affecting the MaaS/SaaS industry; (xiii) the general volatility of market prices of Stellar’s securities and general economic conditions; (xiv) the combined company’s ability to implement new strategies and react to changing market conditions; (xv) risks associated with operating hazards; (xvi) risks associated with competition; (xvii) risks associated with the loss of key personnel; (xviii) unexpected costs, liabilities or delays in the proposed transaction; (xix) the outcome of any legal proceedings related to the transaction; (xx) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or (xxi) any of the factors in detailed in the “Risk Factors” section of Stellar’s filings with the SEC.

The foregoing listing of risks is not exhaustive. These risks, as well as other risks associated with the Extension, the transaction, are more fully discussed in Stellar’s registration statement filed with the SEC in connection with the transaction. Additional risks and uncertainties are identified and discussed in Stellar’s reports filed or to be filed with the SEC and available at the SEC's website at http://www.sec.gov. Forward-looking statements included in this press release speak only as of the date of this press release. Stellar undertakes and assumes no obligation, and does not intend, to update Stellar’s forward-looking statements, except as required by law.

Source: Stellar Acquisition III Inc.

Company Contact: George Syllantavos co-CEO & CFO Stellar Acquisition III Inc. 90 Kifissias Avenue, Maroussi 15123, Athens, Greece Email: gs@stellaracquisition.com Website: www.stellaracquisition.com

Investor Relations / Media Contact:

Daniela Guerrero

Capital Link, Inc.

230 Park Avenue, Suite 1536

New York, N.Y. 10169

Tel.: (212) 661-7566

Fax: (212) 661-7526

E-Mail: stellaracquisition@capitallink.com